UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2010

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2010, the Registrant issued a press release announcing plans to expand its international presence during 2010 and to begin marketing and distributing its PokerPro automated poker tables on a direct basis in all international markets. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with this strategy, the Registrant entered into an Equipment Purchase Arrangement with Aristocrat International PTY, Ltd. (“Aristocrat”), effective as of January 15, 2010. A copy of the Equipment Purchase Arrangement is attached hereto as Exhibit 2 to this Current Report on Form 8-K.

The Equipment Purchase Arrangement provides that the purchase price for the purchased equipment will be paid from Registrant to Aristocrat as the purchased equipment is deployed and revenues are received by Registrant. As revenues are received by Registrant on a cash basis, the payment to Aristocrat will be calculated as 20% of Registrant’s gross revenue attributable to each table, up to a specified cap.

In addition, Registrant agreed to assume responsibility for (and take title to) certain PokerPro tables currently installed at specified customer locations. In return for transfer of these tables to Registrant, Registrant agreed to relieve Aristocrat of all responsibility and related costs to service, support, maintain, replace and repair those tables.

As part of the transaction with Aristocrat, the existing Exclusive Distribution Agreement between the Registrant and Aristocrat has been terminated effective as of January 15, 2010.

Aristocrat is the holder of 1,807,545 shares of common stock of the Registrant, representing 12.84% of the 14,081,043 shares of common stock issued and outstanding as of January 15, 2010. As such, the Equipment Purchase Arrangement constitutes a related party transaction, which has been reviewed and approved by the Audit Committee and the Board of Directors of the Registrant.

The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2	Equipment Purchase Arrangement, dated January 15, 2010
99.1	Press release, dated January 20, 2010, announcing Registrant’s plans to expand its international presence during 2010 and to begin marketing and distributing its PokerPro automated poker tables on a direct basis in all international markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.

Date:	January 20, 2010	By:	/s/ Mark D. Roberson
Mark D. Roberson, Acting Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2	Equipment Purchase Arrangement, dated January 15, 2010
99.1	Press release, dated January 20, 2010, announcing Registrant’s plans to expand its international presence during 2010 and to begin marketing and distributing its PokerPro automated poker tables on a direct basis in all international markets.